Exhibit 24.1

                        POWER OF ATTORNEY


          We, the undersigned officers and directors of Fleming Companies, Inc. (hereinafter the "Company"), hereby severally constitute Mark S. Hansen and Lenore T. Graham, and each of them, severally, our true and lawful attorneys-in-fact with full power to them and each of them to sign for us, and in our names as officers or directors, or both, of the Company, a Registration Statement on Form S-8 (and any and all amendments thereto, including post-effective amendments) to be filed with the Securities and Exchange Commission relating to the Fleming Companies, Inc. 2000 Stock Incentive Plan granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and to perform each and every act and thing requisite and necessary to be done in and about the premises, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, may lawfully do or cause to be done by virtue hereof.

Signature                      Title             Date
MARK S. HANSEN         Chairman, Chief         )
Mark S. Hansen         Executive Officer and   )
                       Director                )
                                               )
NEAL J. RIDER          Executive Vice          )
Neal J. Rider          President and Chief     )
                       Financial Officer       )
                       (Principal financial    )
                       officer)                )
                                               )
KEVIN J. TWOMEY        Senior Vice President   ) June 30, 2000
Kevin J. Twomey        Finance and             )
                       Controller (Principal   )
                       accounting officer)     )
                                               )
ARCHIE R. DYKES        Director                )
Archie R. Dykes                                )
                                               )
CAROL B. HALLETT       Director                )
Carol B. Hallett                               )
                                               )
EDWARD C. JOULLIAN III Director                )
Edward C. Joullian III                         )
                                               )
ALICE M. PETERSON      Director                )
Alice M. Peterson                              )
                                               )
GUY A. OSBORN          Director                )
Guy A. Osborn                                  )
                                               )
DAVID S. RISMILLER     Director                )
David A. Rismiller                             )